EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Network Installation Corporation, a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:
The quarterly report for the quarter ended March 31, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Jeffrey  R.  Hultman
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Jeffrey  R.  Hultman
Chief  Executive  Officer
Dated:  May  15,  2006

/s/  Christopher  G.  Pizzo
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Christopher  G.  Pizzo
Chief  Financial  Officer
Dated:  May  15,  2006